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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2001

IntraBiotics Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-29993	94-3200380
(Commission File No.)	(IRS Employer Identification No.)

2021 Stierlin Court
Mountain View, California 94043
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (650) 526-6800

Item 5. Other Events

    On May 31, 2001, IntraBiotics Pharmaceuticals, Inc. announced the implementation of a restructuring plan intended to conserve capital and concentrate resources towards the development of its lead product, iseganan HCl oral solution for the prevention of oral mucositis in cancer patients. The press release announcing the restructuring plan is filed as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits

(c)    Exhibits.

99.1	Press Release, dated May 31, 2001, entitled "IntraBiotics Announces Restructuring Plan."

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTRABIOTICS PHARMACEUTICALS, INC.
Dated: May 31, 2001	By:	/s/ SANDRA WROBEL Sandra Wrobel Chief Financial Officer and Vice President, Business Operations

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INDEX TO EXHIBITS

99.1	Press Release, dated May 31, 2001, entitled "IntraBiotics Announces Restructuring Plan."

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS